                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 3, 1996



                          CADENCE DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     1-10606                                    77-0148231
(Commission File No.)                   (IRS Employer Identification No.)



                                 2655 SEELY ROAD
                                    BUILDING 5
                           SAN JOSE, CALIFORNIA  95134
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 943-1234




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Item 5.   Other Events.

     On October 3, 1996, Cadence Design Systems, Inc., a Delaware corporation (the "Company"), announced the execution of an Agreement and Plan of Merger and Reorganization dated as of October 3, 1996, among the Company, Harbor Acquisition Sub, Inc., a Delaware corporation ("Harbor Sub"), and High Level Design Systems, Inc., a Delaware corporation ("HLDS") (the "HLDS Reorganization Agreement"), a copy of which is attached hereto as Exhibit 2.1. The HLDS Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including the adoption of the HLDS Reorganization Agreement and the approval of the transactions contemplated thereby by the HLDS stockholders, Harbor Sub will be merged into HLDS (the "HLDS Merger"), and HLDS will become a wholly-owned subsidiary of the Company. Pursuant to the HLDS Reorganization Agreement, each outstanding share of HLDS stock will be exchanged for 0.22 shares of common stock of the Company. In connection with the HLDS Merger, the Company expects to issue approximately 2,562,000 shares of its common stock and to assume employee stock options to purchase approximately 600,000 shares of its common stock. The HLDS Merger is expected to be a tax-free reorganization under the Internal Revenue Code and will be accounted for as a purchase.

     The Company, concurrently with the execution of the HLDS Reorganization Agreement, entered into Voting Agreements (in substantially the form attached hereto as Exhibit 99.1) with certain directors and officers of HLDS who in the aggregate hold approximately 29% of the outstanding shares of HLDS capital stock. Pursuant to the Voting Agreements, such directors and officers have agreed, among other things, to vote their shares in favor of the HLDS Merger. In addition, the Company, concurrently with the execution of the HLDS Reorganization Agreement, entered into an Option Agreement (a copy of which is attached hereto as Exhibit 99.2) with J. George Janac. Pursuant to the Option Agreement, Mr. Janac has granted to the Company an option, which is exercisable upon the occurrence of certain events described in the Option Agreement, to purchase approximately 15.5% of the outstanding shares of HLDS common and preferred stock.

     HLDS develops, markets and supports EDA software for the design of high-density, high performance ICs. HLDS's products are designed to solve the problems inherent in deep submicron (less than 0.5 micron) IC design and to offer improved time to market, enhanced IC performance and reduced development and manufacturing costs when compared to previous generations of EDA software.

     On October 28, 1996, the Company announced the execution of an Agreement and Plan of Merger and Reorganization dated as of October 28, 1996, among the Company, Wyoming Acquisition Sub, Inc., a Delaware corporation ("Wyoming Sub"), and Cooper & Chyan Technology, Inc., a Delaware corporation ("CCT") (the "CCT Reorganization Agreement"), a copy of which is attached hereto as Exhibit 2.2. The CCT Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including the adoption of the CCT Reorganization Agreement and the approval of transactions contemplated thereby by the CCT stockholders and the receipt of regulatory approval, Wyoming Sub will be merged into CCT (the "CCT Merger"), and CCT will become a wholly-owned subsidiary of the Company. Pursuant to the CCT


                                       2.
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Reorganization Agreement, each outstanding share of CCT stock will be exchanged for 0.85 shares of common stock of the Company. In connection with the CCT Merger, the Company expects to issue approximately 11.0 million shares of its common stock and to assume employee stock options to purchase approximately 1,846,000 shares of its common stock. The CCT Merger is expected to be a tax-free reorganization under the Internal Revenue Code and is expected to be accounted for as a pooling of interests.

     The Company, concurrently with the execution of the CCT Reorganization Agreement, entered into Voting Agreements (in substantially the form attached hereto as Exhibit 99.3) with certain directors and officers of CCT who in the aggregate hold approximately 37.6% of the outstanding shares of CCT common stock. Pursuant to the Voting Agreements, such directors and officers have agreed, among other things, to vote their shares in favor of the CCT Merger. In addition, on November 2, 1996, in connection with the CCT Merger, the Company entered into Option Agreements (copies of which are attached hereto as Exhibits 99.4 and 99.5) with John F. Cooper and David Chyan. Pursuant to the Option Agreements, Mr. Cooper and Mr. Chyan each have granted to the Company an option, which is exercisable upon the occurrence of certain events described in the Option Agreements, to purchase an aggregate of approximately 37.5% of the outstanding shares of CCT common stock.

     CCT develops, markets and supports software tools that help designers route the wires that interconnect the electric devices on high performance PCBs and ICs.

     In addition to the shares expected to be issued in connection with the HLDS Merger and the CCT Merger, the Company expects to issue approximately 5,000,000 shares of its common stock (plus up to 750,000 shares pursuant to an over-allotment option expected to be offered to the underwriters of such shares) through a public offering registered under the Securities Act of 1933. Any public offering of such shares will be made only by means of a prospectus.

                                       3.
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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

c.   Exhibits



Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger and Reorganization dated as of October 3, 1996, by and among Cadence Design Systems, Inc., a Delaware corporation, Harbor Acquisition Sub, Inc., a Delaware corporation, and High Level Design Systems, Inc., a Delaware corporation

2.2 Agreement and Plan of Merger and Reorganization dated as of October 28, 1996, by and among Cadence Design Systems, Inc., a Delaware corporation, Wyoming Acquisition Sub, Inc., a Delaware corporation, and Cooper & Chyan Technology, Inc., a Delaware corporation


99.1 Form of Voting Agreement dated as of October 3, 1996, by and between Cadence Design Systems, Inc., a Delaware corporation, and each of J. George Janac, Dennis DeCoste, Robert P. Wiederhold and Peter S. Teshima

99.2 Option Agreement, dated as of October 3, 1996, by and between Cadence Design Systems, Inc., a Delaware corporation, and
               J. George Janac

99.3 Form of Voting Agreement dated as of October 28, 1996, by and between Cadence Design Systems, Inc., a Delaware corporation, and each of John F. Cooper, David Chyan, John R. Harding, Robert D. Selvi, and William J. Portelli

99.4 Option Agreement dated as of November 2, 1996, by and between Cadence Design Systems, Inc., a Delaware corporation, and John F. Cooper

99.5 Option Agreement dated as of November 2, 1996, by and between Cadence Design Systems, Inc., a Delaware corporation, and David Chyan


                                       4.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CADENCE DESIGN SYSTEMS, INC.


Dated:  November 7, 1996           By:    /s/ R.L. Smith McKeithen
                                       ------------------------------------
                                          R.L. Smith McKeithen,
                                          Vice President and General Counsel


                                       5.